SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Independence Contract Drilling, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On February 6, 2020

TO OUR STOCKHOLDERS:

A Special Meeting of Stockholders of Independence Contract Drilling, Inc. (the “Company”) will be held at the Company’s principal executive offices, located at 20475 State Highway 249, First Floor Auditorium, Houston, TX 77070, on February 6, 2020 at 8:00 a.m., local time, to consider and act upon the following matters:

1.

To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a one-time reverse stock split (the “Reverse Split Amendment”) of common stock at a ratio of 1 share-for-10 shares up to a ratio of 1 share-for-20 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement, together with a reduction in the authorized number of shares of the Company’s common stock from 200,000,000 shares to 50,000,000 shares (the “Reverse Split Proposal”).

2.

The adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Reverse Split Proposal.

Only stockholders of record at the close of business on December 16, 2019, the record date fixed by the Company’s board of directors, are entitled to notice of and to vote at the special meeting and any adjournment thereof.

IF YOU PLAN TO ATTEND: Please bring valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will also need to bring a copy of a brokerage statement reflecting their stock ownership as of the record date. Cameras, cell phones, recording devices and other electronic devices will not be permitted at the meeting.

Sincerely,

Philip A. Choyce

Corporate Secretary

Houston, Texas

December 27, 2019

THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

INDEPENDENCE CONTRACT DRILLING, INC.

20475 State Highway 249, Suite 300

Houston, TX 77070

PROXY STATEMENT

December 27, 2019

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Board of Directors”) of Independence Contract Drilling, Inc. (the “Company” or “ICD”) for use at a Special Meeting of Stockholders of the Company to be held at the offices of the Company at 20475 State Highway 249, First Floor Auditorium, Houston, TX 77070, on February 6, 2020 at 8:00 a.m., local time, and any adjournments thereof (the “Special Meeting”).

Only stockholders of record at the close of business on December 16, 2019 will be entitled to notice of and to vote at the Special Meeting. As of December 16, 2019, 76,319,474 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) were outstanding. Stockholders are entitled to cast one vote for each share held of record at the close of business on December 16, 2019 on each matter submitted to a vote at the Special Meeting. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Special Meeting. If a stockholder is not attending the Special Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Special Meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of business. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. On the Reverse Split Proposal (as defined below) and the adjournment of the Special Meeting proposal, an affirmative vote of at least a majority of the shares present, in person or represented by proxy, and voting on that matter is required for approval. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and therefore, with respect to votes on specific proposals, will have the effect of negative votes. Broker “non-votes” are not so included.

At the Special Meeting, the Reverse Split Proposal will be subject to a vote of stockholders.

The stockholders will also consider and vote upon a possible adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting of stockholders to approve the Reverse Split Proposal. Where a choice has been specified on the proxy with respect to the foregoing proposals, the shares represented by the proxy will be voted in accordance with the specifications. If no specification is indicated on the proxy card, the shares represented by the proxy will be voted (1) FOR approval of the Reverse Split Proposal and (2) FOR the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting.

The Board knows of no other matters to be presented at the Special Meeting. If any other matter should be presented at the Special Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board will be voted with respect thereto in accordance with the judgment of J. Anthony Gallegos, Jr. and Philip A. Choyce, each of whom is named as attorney-in-fact in the proxies.

This proxy statement and the accompanying notice and form of proxy will be first mailed to stockholders on or about December 30, 2019.

INDEPENDENCE CONTRACT DRILLING, INC.

PROXY STATEMENT

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

The following questions and answers briefly address some commonly asked questions about the Special Meeting and this proxy statement. They may not include all the information that is important to you. You should carefully read this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why are you receiving this proxy statement?

A:

The Company’s Board is soliciting your proxy to vote at a special meeting of our stockholders to be held at the offices of ICD (the “Special Meeting”), which are located at 20475 State Highway 249, First Floor Auditorium, Houston, TX 77070, on February 6, 2019 at 8:00 a.m., local time and any adjournment of the Special Meeting. The proxy statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.

We have sent you this proxy statement, the Notice of Special Meeting of Stockholders and the proxy card because you owned shares of ICD common stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about December 30, 2019.

We are seeking approval of the Reverse Split Proposal in order to (i) meet continued listing standards of the New York Stock Exchange (“NYSE”), and (ii) improve liquidity in our common stock as discussed below. Giving effect to the Reverse Stock Split Proposal, based on our 76,319,474 shares of outstanding common stock as of December 16, 2019, we would have outstanding between approximately 7,631,947 and 3,815,974 shares of common stock.

We will hold the Special Meeting in order to seek this approval. This proxy statement contains important information about the Special Meeting, us, and the Reverse Split Proposal, and you should read it carefully.

Q:	Why is ICD proposing the Reverse Split Proposal?

A:

The Company’s Board has determined that the Reverse Split Proposal is advisable and in the best interests of the Company’s stockholders. In approving the Reverse Split Proposal and making these determinations, the Board consulted with the Company’s management as well as the Company’s financial advisor and legal counsel, and considered a number of factors. The anticipated beneficial factors included:

•	meeting NYSE continued listing standards for trading on the NYSE;

•	reducing appeal to electronic trading firms, to whom lower priced shares with steady volume offer greater profit potential;

•	improving appeal to retail investors;

•	reducing per share elements of trading costs;

•	eliminating negative connotation associated with lower-priced stocks; and

•	reducing volatility.

The anticipated risks considered by the Board included:

•	failure to realize expected benefits;

•	increasing the percentage of authorized but unissued shares; and

•	limiting the Company’s ability to raise new equity capital in the future.

Q:	How does the ICD Board recommend you vote on the proposals?

A:	Our Board recommends that you vote as follows:

•

“FOR” an amendment to the Company’s Certificate of Incorporation to effect a one-time reverse stock split (the “Reverse Split Amendment”) of common stock at a ratio of 1 share-for-10 shares up to a ratio of 1 share-for-20 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement, together with a reduction in the authorized number of shares of the Company’s common stock from 200,000,000 shares to 50,000,000 shares (the “Reverse Split Proposal”).

•

“FOR” the adjournment or postponement of the Special Meeting of stockholders, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting of stockholders to approve the Reverse Split Proposal.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy statement in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

Q: What vote is required by ICD stockholders to approve the proposals?
A: Proposal 1: Approve an Amendment to the Amended and Restated Certificate of Incorporation to Effect a Reverse Split of the Company’s common stock	Pursuant to applicable New York Stock Exchange Listed Company Manual rules, the Delaware General Corporation Law and the Bylaws of the Company, the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Reverse Split Proposal is required to approve an amendment to the Certificate of Incorporation. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Adjournment or Postponement of the Special Meeting, if necessary	Pursuant to the Delaware General Corporation Law and the Bylaws of the Company, the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the adjournment or postponement of the Special Meeting, if necessary is required to approve such adjournment or postponement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Q:	What amendments are being made to the Certificate of Incorporation pursuant to the Reverse Split Proposal?

A:	The first paragraph of Article IV would be amended to reduce the number of authorized shares of common stock from 200,000,000 to 50,000,000 as follows:

“1. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have the authority to issue is 60,000,000 consisting of 50,000,000 shares of Common Stock, with a par value of $.01 per share and 10,000,000 shares of Preferred Stock, with a par value of $.01 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at any meeting of stockholders; provided, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.”

Article IV of the Amended and Restated Certificate of Incorporation would be amended and restated to add the following paragraph as follows:

“4. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock, either issued and outstanding or held by the Corporation as treasury stock, in each case immediately prior to the Effective Time (the “Old Common Stock”), shall be automatically reclassified as and converted into [1/10 to 1/20] of a fully paid and nonassessable share of Common Stock (the “New Common Stock”). No fractional shares of the New Common Stock shall be issued in connection with the Reverse Stock Split. The Company will pay cash in lieu of any fractional shares. Cash paid in lieu of any fractional shares shall be determined based on the average closing market price of the Old Common Stock on the New York Stock Exchange (or if the Old Common Stock does not remain listed thereon, on the principal securities exchange or quotation service for the Old Common Stock, as determined by the Board of Directors of the Corporation) for the ten trading days immediately preceding the day of the Effective Time, with payment for each one-tenth of a share of New Common Stock being equal to the average closing price of one share of Old Common Stock on the New York Stock Exchange (or if the Old Common Stock does not remain listed thereon, on the principal securities exchange or quotation service for the Old Common Stock, as determined by the Board of Directors of the Corporation). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock, shall from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment.”

Q:	What do you need to do now?

A:

We urge you to carefully read and consider the information contained in this proxy statement, including the annexes, and to consider how the Reverse Split Proposal affects you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this document and on the enclosed proxy card.

Q:	When and where is the Special Meeting?

A:

The Special Meeting of our stockholders will be held at the offices of ICD, which are located at 20475 State Highway 249, First Floor Auditorium, Houston, TX 77070, on February 6, 2020 at 8:00 a.m., local time.

Q:	What constitutes a quorum for the Special Meeting?

A:

The presence, in person or by proxy, of the holders of a majority of the shares of our common stock entitled to vote at any meeting of stockholders is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Q:	Who can vote?

A:

Only stockholders who owned common stock at the close of business on December 16, 2019 are entitled to vote at the Special Meeting. On this record date, there were 76,319,474 shares of our common stock outstanding and entitled to vote.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change your proxy, see “Can you change your vote after you have mailed your signed proxy?” below.

Q:	How many votes do you have?

A:	Each share of our common stock that you own entitles you to one vote.

Q:	How do you vote?

A:	If you are a record holder, meaning your shares are registered in your name, you may vote:

(1)

Over the Internet: Go to the website www.proxyvote.com, have your vote instruction form in hand, and follow the simple instructions. (When voting online, you may also give your consent to have all future proxy materials delivered to you electronically.) You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions.

(2)

By Telephone: Call, toll-free, 1-800-690-6903 and have your vote instruction form in hand and follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions.

(3)

By Mail: Complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

(4)

In Person at the Special Meeting: If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Special Meeting.

Please note that voting via the Internet and telephone will only be available until 11:59 p.m. (Eastern) on February 5, 2020, the day prior to the Special Meeting.

If your shares are held in “street name”, meaning they are held for your account by a broker or other nominee, you may vote:

(1)	Over the Internet or by Telephone: You will receive instructions from your broker or other nominee if they permit Internet or telephone voting. You should follow those instructions.

(2)	By Mail: You will receive instructions from your broker or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(3)

In Person at the Special Meeting: Contact your broker or other nominee who holds your shares to obtain a brokers’ proxy card and bring it with you to the Special Meeting. You will not be able to vote in person at the Special Meeting unless you have a proxy from your broker issued in your name giving you the right to vote your shares.

Q:	What if you receive more than one proxy card?

A:

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do you vote?” for each account to ensure that all of your shares are voted.

Q:	Will your shares be voted if you do not vote?

A:

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do you vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares will not have the authority to vote your unvoted shares without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to the Reverse Stock Split Proposal, no votes will be cast on these proposals on your behalf.

Q:	Can you change your vote after you have mailed your signed proxy?

A:

Yes. If you want to change your vote, send a later dated, signed proxy card to Independence Contract Drilling, Inc., at 20475 State Highway 249, Suite 300, Houston, TX 77070, before the Special Meeting or attend the Special Meeting and vote in person, or you may vote over the Internet or by telephone as only your latest Internet or telephone vote received before the Special Meeting will be counted. You may also revoke your proxy by sending written notice to our corporate secretary before the Special Meeting. If you have instructed your broker to vote your shares, you must follow your broker’s directions in order to change those instructions.

Q:	Who will bear the costs of the proxy solicitation?

A:

We will bear the costs of soliciting proxies, including the printing, mailing and filing of this proxy statement and any additional information furnished to stockholders. Our directors, officers and employees may also solicit proxies by telephone, email, facsimile and in person, without additional compensation. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials.

Q:	Where can I find the voting results of the Special Meeting?

A:

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special

Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Q:	Whom should you call with questions?

A:

If you have any questions about the proposals to be considered at the Special Meeting, or if you need additional copies of this document or the enclosed proxy, please contact our Corporate Secretary, at 20475 State Highway 249, Suite 300, Houston, TX 77070 or by telephone at (281) 598-1230.

You may also obtain additional information about us from documents filed with the Securities and Exchange Commission by following the instructions under “Where You Can Find More Information” on page 20.

PROPOSAL 1

REVERSE SPLIT PROPOSAL

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

Reasons for the Reverse Split Proposal

The Board has unanimously adopted a resolution authorizing, approving, declaring advisable and recommending to the Company’s stockholders for their approval an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of the outstanding and treasury shares of the Company’s common stock in a ratio of 1 share-for-10 shares up to a ratio of 1 share-for-20 shares, together with a reduction in the authorized number of shares of the Company’s common stock from 200,000,000 shares to 50,000,000 shares (the “Reverse Split Amendment”), which ratio will be selected by the Board following stockholder approval and prior to the time of filing of a Certificate of Amendment with the Delaware Secretary of State and set forth in a public announcement. The form of Reverse Split Amendment is attached to this proxy statement as Annex A.

The Board believes that a reverse stock split is necessary to regain compliance with the NYSE’s minimum $1.00 bid price requirement, as described below, and may improve liquidity with respect to the Company’s common stock discussed herein.

Potential Effects of the Amendment

If Proposal 1 is approved at the Special Meeting, the Company may issue the shares of common stock that would become available for issuance upon completion of any reverse split (i) pursuant to future securities offering transactions, (ii) pursuant to future acquisition transactions involving payment of consideration in equity securities of the Company and (iii) other general corporate purposes.

If the Board determines to implement the Reverse Split Amendment, the Company would communicate to the public, prior to the effective time of the Reverse Split Amendment, additional details regarding the Reverse Split Amendment (including the final reverse split ratio, as determined by the Board). The Board reserves the right to elect not to proceed with the Reverse Split Amendment if it determines, in its sole discretion, that the Reverse Split Amendment is no longer in the best interests of the Company or its stockholders.

In determining which reverse split amendment to implement, if any, following receipt of stockholder approval of this Proposal 1, the Board may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Split on the trading market for our common stock in the short- and long-term;

•	the Company’s ability to continue its listing on the New York Stock Exchange;

•	which reverse split amendment would result in the least administrative cost to us; and

•	prevailing general market and economic conditions.

The failure of stockholders to approve this Proposal 1 could prevent the Company from regaining compliance with the NYSE’s $1.00 minimum bid price requirement (the “Minimum Bid Price Requirement”), unless the market price of our common stock increases above the Minimum Bid Price Requirement without a reverse split for at least 30 consecutive trading days. If NYSE delists our common stock, then our common stock would likely become traded on the over the counter market maintained by OTC Markets Group Inc. (the “OTC”), which does not have the substantial corporate governance or quantitative listing requirements for continued trading that the NSYE has. In that event, interest in our common stock may decline and certain institutions may not have the ability to trade in our common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to delisting from the NYSE, our shareholders may not have the ability to liquidate their investments in our common stock as and when desired and we believe our access to capital would become significantly diminished as a result. Also, due to certain state securities (blue sky) law requirements which apply to securities that are not listed on an exchange, our ability to consummate future public offerings would be materially limited, and could require that the Company undertake private placements on terms that are significantly less favorable than the terms of a public offering.

Reasons for the Reverse Split

To maintain our NYSE Listing.

The Company’s common stock is listed on the NYSE. On November 5, 2019, the NYSE provided notice to the Company that the decline in the share price of the Company’s common stock has caused it to be out of compliance with one of the NYSE’s continued listing standards. Section 802.01C of the NYSE Listed Company Manual requires the average closing price of a listed company’s common stock to be at least $1.00 per share over a consecutive 30 trading-day period to comply with the NYSE continued listing standards. As required by the NYSE rules, the Company notified the NYSE, within 10 business days of receipt of the non-compliance notice, of its intent to return to compliance with the NYSE continued listing standard.

Under the NYSE’s rules, in order to get back in compliance with the listing standard, both the Company’s closing share price on the last day of any calendar month and the average closing share price (over a consecutive 30-trading day period ending on the last day of that month) must exceed $1.00 within six months following receipt of the non-compliance notice. Notwithstanding the foregoing, if the Company determines to remedy the non-compliance by taking action that will require shareholder approval, such as the reverse stock split, the NYSE will continue to list the Company’s common stock pending shareholder approval by no later than its next annual meeting, and the implementation of such action promptly thereafter. The Company will be back in compliance with its listing standard if the share price promptly exceeds $1.00 per share, and the price remains above the level for at least the following 30 trading days.

To potentially improve the liquidity of our common stock.

A reverse split could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing trading volume and liquidity of our common stock and potentially decreasing the volatility of our common stock if institutions become long-term holders of our common stock. A reverse split could help increase analyst and broker interest in our common stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

If the Reverse Split Proposal is approved and the Board believes that effecting the reverse split is in the best interests of the Company and its stockholders, the Board may effect the reverse split regardless of whether the Company’s stock is delisted from the NYSE, for purposes of enhancing the liquidity of the Company’s common stock and to facilitate capital raising if the Company becomes traded on the over-the-counter market.

Certain Risks Associated with a Reverse Split

There can be no assurance that the reverse split will increase the market price of the common stock and have the desired effect of maintaining compliance with the Minimum Bid Price Requirement. The Board believes that a reverse split has the potential to increase the market price of the common stock so that the Company may be able to satisfy the Minimum Bid Price Requirement. However, the long- and near-term effect of the reverse split upon the market price of the common stock cannot be predicted with any certainty.

Moreover, the total market capitalization of the common stock after the reverse split may be lower than the total market capitalization before the reverse split. As of the record date, our market capitalization was $80.1 million, notwithstanding that we had 76,319,474 shares outstanding as of the record date.

Further, following any reverse stock split, we will have additional shares available to issue upon conversion or exercise of securities of the Company that are convertible into or exercisable for common stock. In addition, we will continue to require significant proceeds from sales of our debt or equity securities to fund our operations for the near future, which will cause further dilution to stockholders. The issuance of a substantial amount of shares of common stock or securities convertible into or exercisable for common stock in the future could cause downward pressure on the price of our common stock and there is no assurance that the market price for the common stock will remain at a level sufficient to satisfy the Minimum Bid Price Requirement.

Impact of a Reverse Split If Implemented

A reverse split would affect all of our common stockholders uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the reverse split will be that:

•	the number of issued and outstanding shares of common stock (and treasury shares) will be reduced proportionately based on the final reverse split ratio, as determined by the Board;

•

based on the final reverse split ratio, the per share exercise price of all outstanding options will be increased proportionately and the number of shares of common stock issuable upon the exercise of all outstanding options will be reduced proportionately;

•

the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under the Company’s 2019 Omnibus Incentive Plan will be reduced proportionately based on the final reverse split ratio (as previously announced, no further awards will be made under the Company’s 2012 Omnibus Long-Term Incentive Plan);

•

the number of shares of our authorized common stock will be reduced from 200,000,000 to 50,000,000, and the percentage of such shares that are unissued and not reserved for future issuance will increase; and

•	all share and per share amounts in our financial statements and notes thereto will be retroactively adjusted for all periods presented to give effect to this reverse stock split.

Although the number of outstanding shares of common stock would decrease following the Reverse Split Amendment, the Board does not intend for a reverse split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The following table reflects the number of shares of common stock that would be outstanding as a result of the effectiveness of the Reverse Split Amendment and the approximate percentage reduction in the number of outstanding shares based on 76,319,474 shares of common stock issued and outstanding as of December 16, 2019. As of December 16, 2019 we had 123,680,526 shares of common stock available for issuance. The following table also shows the shares that would be available for issuance if the Reverse Split Amendment is effected.

Proposed Reverse Split Ratio	Approximate Percentage Reduction	Approximate Shares of Common Stock to be Outstanding After the Reverse Split	Shares of Common Stock Available for Issuance After the Reverse Split
1-for-10	90%	7,631,947	42,368,053
1-for-20	95%	3,815,974	46,184,026

Effect of Reverse Split and Potential Anti-Takeover Effect

Management does not anticipate that our financial condition, the percentage ownership of common stock by management, the number of our stockholders, or any aspect of our business will materially change as a result of the Reverse Split Amendment. Because the Reverse Split Amendment will apply to all issued and outstanding shares of common stock and outstanding rights to purchase common stock or to convert other securities into common stock, the proposed Reverse Split Amendment will not alter the relative rights and preferences of existing stockholders. However, while the number of shares of common stock outstanding will be decreased by a 1-for-10 up to 1-for-20 ratio, the number of authorized shares will be decreased to 50,000,000 from 200,000,000 (effectively a 1-for-4 ratio decrease).

Management does not currently plan to use the effective increase in the percentage of our authorized but unissued shares that will result from the Reverse Split Amendment to make it more difficult or to discourage a future merger, tender offer or proxy contest or the removal of incumbent management. This Proposal 1 is not the result of management’s knowledge of an effort to accumulate our securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Summarized in the following paragraphs are provisions included in our Certificate of Incorporation, as amended, and our bylaws that may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by our stockholders.

Effects of authorized but unissued common stock and blank check preferred stock. One of the effects of the existence of authorized but unissued common stock and undesignated preferred stock may be to enable our Board to make more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If the Board were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, our Certificate of Incorporation grants our Board broad power to establish the rights and preferences of authorized and unissued shares of additional series of preferred stock. The creation and issuance of one or more additional series of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of common stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of the Company.

Cumulative Voting. Our Certificate of Incorporation does not provide for cumulative voting in the election of directors which would allow holders of less than a majority of the voting stock to elect some directors.

Vacancies. Section 223 of the Delaware General Corporation Law and our bylaws provide that all vacancies, including newly created directorships, may be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum.

Fractional Shares

If the reverse stock split ratio determined to be implemented by the Board, if any, will result in fractional shares, the Company will not issue fractional shares. Instead, the Company will pay cash in lieu of the fractional share. Cash paid in lieu of any fractional shares shall be determined based on the average closing market price of the old common stock on the New York Stock Exchange (or if the old common stock does not remain listed thereon, on the principal securities exchange or quotation service for the old common stock, as determined by the Board) for the ten trading days immediately preceding the day of the Effective Time, with payment for each one-tenth of a share of new common stock being equal to the average closing price of one share of old common stock on the New York Stock Exchange (or if the old common stock does not remain listed thereon, on the principal securities exchange or quotation service for the old common stock, as determined by the Board).

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the reverse split that may be relevant to U.S. Holders (as defined below) of our common stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our common stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the reverse split.

This discussion is limited to holders that hold our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax consequences relevant to such holders’ particular circumstances, including the impact of the tax on net investment income imposed by Section 1411 of the Code. In addition, it does not address consequences relevant to holders subject to particular rules, including, without limitation:

•	persons that are not U.S. Holders (as defined below);

•	persons subject to the alternative minimum tax;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

•	persons holding our common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies or other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities;

•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell our common stock under the constructive sale provisions of the Code;

•	persons who hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

•	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust that (a) is subject to the primary supervision of a U.S. court and the control of one of more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

A reverse split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the reverse split, except with respect to cash received in lieu of a fractional share of our common stock. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the reverse split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed reverse split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will constitute long-term capital gain or loss if the holder’s holding period is greater than one year as of the effective date of the reverse stock split.

Information Reporting and Backup Withholding. A U.S. Holder (other than corporations and certain other exempt recipients) may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our common stock pursuant to the reverse split. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Vote Required to Approve the Reverse Split Proposal

Pursuant to applicable New York Stock Exchange Listed Company Manual rules, the affirmative vote of a majority of the total votes cast at a meeting where a quorum is present is required to approve the Reverse Split Proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal, and if you fail to vote, it will have no effect on the outcome of the proposal unless the shares are counted as present at the Special Meeting. Broker non-votes will not affect the outcome of the vote on this proposal.

Effectiveness of the Amendment and Vote Required

If the Board decides to implement a reverse split, the reverse split will become effective on the date the Reverse Split Amendment is filed with the Secretary of State of the State of Delaware. The time of such filing, if any, will be determined by the Board in its sole discretion. Beginning on the effective time of the Reverse Split Amendment, each certificate representing pre-reverse split shares of common stock will be deemed for all corporate purposes to evidence ownership of post-reverse split shares of common stock. If the Reverse Split Amendment is not effective under the DGCL prior to December 31, 2020, the Reverse Split Amendment will be abandoned and no reverse stock split will be effected by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CHARTER TO EFFECT A REVERSE SPLIT OF THE COMPANY’S COMMON STOCK

PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2

ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING OF STOCKHOLDERS

You may be asked to vote to approve a proposal to adjourn or postpone the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Stock Issuance Proposal set forth in this proxy statement. We currently do not intend to propose adjournment or postponement of the Special Meeting of stockholders if there are sufficient votes to approve the other proposals.

Vote Required

Pursuant to our bylaws, the affirmative vote of a majority of the stockholders present in person or represented by proxy at a meeting and entitled to vote is required to approve the adjournment or postponement of the Special Meeting of stockholders. Abstentions will have no effect on this proposal, and if you fail to vote, it will have no effect on the outcome of the proposal unless the shares are counted as present at the Special Meeting. Broker non-votes will not affect the outcome of the vote on this proposal.

OUR BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE STOCK ISSUANCE PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 19, 2019, for: (1) each person known by us to beneficially own more than 5% of our common stock; (2) each of our directors and director nominees; (3) each of our NEOs, as such term is defined by the SEC (“NEOs”); and (4) all directors and executive officers as a group.

Footnote 1 to the following table provides a brief explanation of what is meant by the term “beneficial ownership.” The number of shares beneficially owned, the shares acquirable within 60 days and the percentages of beneficial ownership are based on 76,319,474 shares of common stock outstanding as of December 19, 2019, the number of shares owned on December 19, 2019 and the number of shares acquirable within 60 days of December 19, 2019 by the named person assuming no other person exercised options, with the exception of the amounts reported in filings on Schedule 13G or 13D, which amounts are based on holdings as of December 31, 2018, or as otherwise disclosed in such filings or the footnotes below.

To our knowledge and except as indicated in the footnotes to this table and subject to applicable community property laws, the persons named in this table have the sole voting power with respect to all shares of common stock listed as beneficially owned by them.

Name and Address of Beneficial Owners (1)(2)	Shares Beneficially Owned (3)	Shares Acquirable within 60 days (4)	Total	Percent of Common Stock Beneficially Owned
5% Stockholders:
MSD Capital, L.P.(5)	4,471,800	—	4,471,800	5.9%
MSD Partners, L.P.(6)	18,838,512	—	18,838,512	24.7%
Anthem, Inc.(7)	4,046,591	—	4,046,591	5.3%
Birch Grove Capital LP(8)	4,252,659	—	4,252,659	5.6%

Directors and Named Executive Officers:
Thomas R. Bates, Jr.(9)	231,110	—	231,110	*
J. Anthony Gallegos, Jr.(10)	493,710	—	493,710	*
James D. Crandell(11)	44,634	—	44,634	*
Matthew D. Fitzgerald(12)	62,606	—	62,606	*
Daniel F. McNease(13)	77,080	—	77,080	*
James G. Minmier(14)	35,818	—	35,818	*
Adam J. Piekarski(15)	—	—	—	*
Philip A. Choyce(16)	623,934	157,000	780,934	1.0%
Christopher K. Menefee(17)	341,593	58,875	400,468	*
Byron A. Dunn(18)	30	400,350	400,380	*

All Directors and Executive Officers as a Group (12 persons):(19)	2,428,890	215,875	2,644,765	3.5%

*	Less than 1%.
(1)

“Beneficial ownership” is a term broadly defined by the SEC in Rule 13d-3 under the Exchange Act and includes more than the typical forms of stock ownership, that is, stock held in the person’s name. The term also includes what is referred to as “indirect ownership” meaning ownership of shares as to which a person has or shares investment or voting power, or a person who, through a trust or proxy, prevents the person from having beneficial ownership.

(2)

The address for each Named Executive Officer and director set forth in the table, unless otherwise indicated, is c/o Independence Contract Drilling, Inc., 20475 State Highway 249, Suite 300, Houston, Texas 77070.

(3)	Amounts shown include common stock and restricted stock awards beneficially owned as of December 19, 2019, except for the amounts reported in filings on Schedule 13G or 13D, which amounts are based on holdings as of December 31, 2018, or as otherwise disclosed in such filings. Unvested restricted stock units that have been granted have been excluded from this figure but have been summarized in the footnotes to this table.
(4)

Reflects the number of shares that could be purchased upon the exercise of options, warrants or other right of conversion held by the named person as of December 19, 2019 or within 60 days of December 19, 2019.

(5)

As reported on Schedule 13D as of October 1, 2018, as filed by MSD Capital, L.P. with the SEC on October 3, 2018. MSD Energy Investments, L.P. is the record and direct beneficial owner of the shares. MSD Capital, L.P. is the general partner of, and may be deemed to beneficially own securities beneficially owned by MSD Energy Investments, L.P. MSD Capital Management, LLC is the general partner of, and may be deemed to beneficially own securities beneficially owned by, MSD Capital, L.P. Each of Glenn R. Fuhrman, John C. Phelan and Marc R. Lisker is a manager of, and may be deemed to beneficially own securities beneficially owned by MSD Capital Management, LLC. Michael S. Dell is the controlling member of MSD Capital Management, LLC and may be deemed to beneficially own securities beneficially owned by MSD Capital Management, LLC. MSD Capital’s address is 645 Fifth Avenue, 21st Floor, New York, New York 10022.

(6)

As reported on Form 4 filed jointly by MSD Partners, L.P. and MSD Credit Opportunity Master Fund, L.P. with the SEC on May 28, 2019, and Schedule 13D as of October 1, 2018, as filed by MSD Partners, L.P. with the SEC on October 3, 2018. MSD Credit Opportunity Master Fund, L.P. is the record and direct beneficial owner of the shares. MSD Partners, L.P. is the manager of, and may be deemed to beneficially own securities beneficially owned by, MSD Credit Opportunity Master Fund, L.P. MSD Partners (GP), LLC is the general partner of, and may be deemed to beneficially own securities beneficially owned by, MSD Partners, L.P. Each of Glenn R. Fuhrman, John C. Phelan and Marc R. Lisker is a manager of, and may be deemed to beneficially own securities beneficially owned by, MSD Partners (GP), LLC. MSD Partner’s address is 645 Fifth Avenue, 21st Floor, New York, New York 10022.

(7)	As reported on Schedule 13G as filed with the SEC on April 16, 2019. Anthem’s address is 220 Virginia Avenue, Indianapolis, Indiana 46204.
(8)

As reported on Schedule 13G as of October 1, 2018, as filed by Birch Grove Capital, LP with the SEC on October 11, 2018. Birch Grove Capital LP (“Birch Grove”) is a registered investment advisor that serves as the investment manager for Birch Grove Credit Strategies Master Fund LP (the “Master Fund”) and other managed accounts. BGCSMF-01 LLC is a Delaware limited liability company that owns the shares on behalf of the Master Fund. BGCSMF-01 LLC owns 4,176,194 shares in the Company representing 5.5% of our outstanding common stock. Birch Grove Capital Management LLC (“Birch Grove Capital Management”) is the general partner of Birch Grove. Birch Grove Advisors LLC is the general partner of the Master Fund, and Jonathan I. Berger, manager of Birch Grove Advisors LLC and Birch Grove Capital Management, is the natural person who may be deemed to have voting, investment and/or dispositive power with respect to the equity securities listed in the preceding table held by Birch Grove. Birch Grove’s address is 660 Madison Avenue, 15th Floor, New York, New York 10065.

(9)

Excludes 28,571 shares underlying restricted stock units that will not vest until February 27, 2020. The director has the option to settle 1/3 of the shares underlying the grant in cash or common stock, at the director’s election. Vested restricted stock units will be settled within 30 days of the vesting date.

(10)

Includes 395,122 shares of restricted stock that vest ratably in 1/3 increments on each of December 26, 2021, December 26, 2022 and December 26, 2023. Excludes (i) 174,075 shares of common stock underlying restricted stock units that will vest ratably in 1/2 increments on October 1, 2020 and October 1, 2021; (ii) 205,000 shares of common stock underlying restricted stock units that vest ratably in 1/3 increments on February 27, 2020, February 27, 2021 and February 27, 2022; and (iii) 205,000 shares underlying performance restricted stock units that will not vest until February 27, 2022 based upon achievement of certain performance measures.

(11)

Excludes 28,571 shares underlying restricted stock units that will not vest until February 27, 2020. The director has the option to settle 1/3 of the shares underlying the grant in cash or common stock, at the director’s election. Vested restricted stock units will be settled within 30 days of the vesting date.

(12)

Excludes 28,571 shares underlying restricted stock units that will not vest until February 27, 2020. The director has the option to settle 1/3 of the shares underlying the grant in cash or common stock, at the director’s election. Vested restricted stock units will be settled within 30 days of the vesting date.

(13)

Excludes 28,571 shares underlying restricted stock units that will not vest until February 27, 2020. The director has the option to settle 1/3 of the shares underlying the grant in cash or common stock, at the director’s election. Vested restricted stock units will be settled within 30 days of the vesting date.

(14)

Excludes (i) 28,571 shares underlying restricted stock units that will not vest until February 27, 2020, and (ii) 14,154 shares underlying restricted stock units that will vest on October 1, 2021. The director has the option to settle 1/3 of the shares underlying the grant in cash or common stock, at the director’s election. Vested restricted stock units will be settled within 30 days of the vesting date.

(15)	Mr. Piekarski is a principal with MSD Capital Partners L.P. He disclaims any beneficial ownership of any shares deemed to be beneficially owned by MSD Capital Partners L.P.
(16)

Shares acquirable within 60 days include options to purchase 157,000 shares of common stock that are exercisable within 60 days of December 19, 2019. Includes 243,902 shares of restricted stock that vest ratably in 1/3 increments on each of December 26, 2021, December 26, 2022 and December 26, 2023. Excludes (i) 75,686 shares of common stock underlying restricted stock units that vest ratably in 1/3 increments on February 27, 2020, February 27, 2021 and February 27, 2022; and (ii) 75,686 shares underlying performance restricted stock units that will not vest until February 27, 2022 based upon achievement of certain performance measures.

(17)

Shares acquirable within 60 days include options to purchase 58,875 shares of common stock that are exercisable within 60 days of December 19, 2019. Includes 213,414 shares of restricted stock that vest ratably in 1/3 increments on each of December 26, 2021, December 26, 2022 and December 26, 2023. Excludes (i) 31,857 shares of common stock underlying restricted stock units that vest ratably in 1/3 increments on February 27, 2020, February 27, 2021 and February 27, 2022; and (ii) 31,858 shares underlying performance restricted stock units that will not vest until February 27, 2022 based upon achievement of certain performance measures.

(18)	Based on information provided by Mr. Dunn. Shares acquirable within 60 days include options to purchase 400,350 shares of common stock that are exercisable within 60 days of December 19, 2019.
(19)

Current executive officer group excludes shares beneficially owned by former executive officer Byron A. Dunn. Shares acquirable within 60 days includes options to purchase 215,875 shares of common stock that are exercisable within 60 days of December 19, 2019. Includes all outstanding shares of restricted stock subject to vesting, but excludes unvested restricted stock units that do not vest within 60 days.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in our proxy materials for our next annual meeting, and presentation at our next annual meeting, may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. Provided that the date of our next annual meeting is not more than 30 days from the date of the 2020 annual meeting, such proposals must be submitted in writing to Independence Contract Drilling, Inc., 20475 State Highway 249, Suite 300, Houston, TX 77070, Attn: Corporate Secretary, no later than 120 calendar days before the date of the proxy statement released for the previous year’s annual meeting. Therefore, the deadline for submitting proposals for inclusion in our proxy materials for our next annual meeting, and presentation at our next annual meeting, is pursuant to Rule 14a-8 is December 27, 2019.

The Company’s Amended and Restated Bylaws (“Bylaws”) require that stockholders interested in submitting a proposal or nominee for consideration at the 2020 Annual Meeting of Stockholders, which is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act, may do so by following the procedures set forth in Section 1.3 of our Bylaws. Section 1.3 of our Bylaws requires any such proposals to be submitted in writing to Independence Contract Drilling, Inc., 20475 State Highway 249, Suite 300, Houston, TX 77070, Attn: Corporate Secretary no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary of the preceding year’s annual meeting. Pursuant to this requirement, notice must be received no later than close of business on March 6, 2020 nor earlier than close of business on February 5, 2020 to be considered timely under our Bylaws for purposes of our 2020 Annual Meeting of Stockholders; provided, however, that in the event that such date of the annual meeting is more than 30 days before or more than 60 days after June 4, 2020, stockholder notice must be delivered no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us. To be in proper form, a stockholder’s notice must include the information about the proposal or nominee specified in our Bylaws.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC allows us to “incorporate by reference” the information in certain documents that we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this proxy statement, and information that we subsequently file with the SEC prior to the Special Meeting will automatically update and supersede this information. This proxy statement incorporates by reference the Company’s documents listed below (File No. 001-36590) and any future filings we make with the SEC prior to the Special Meeting under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act:

•	The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which contains audited financial statements of the Company for the fiscal year ended December 31, 2018; and

•	The Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019;

•

The Company’s Current Reports on Form 8-K filed on March 5, 2019, June 4, 2019, August 1, 2019 and November 5, 2019 (except, with respect to each of the foregoing, for portions of such reports which were deemed to be furnished and not filed);

•

The Company’s proxy statement filed on Schedule 14A dated April 25, 2019 in connection with the Company’s 2019 annual meeting of stockholders, as incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018; and

•	The description of the Company’s common stock contained in its Form 8-A filed on August 5, 2014.

To the extent that any information contained in any Current Report on Form 8-K, or any exhibit thereto, was furnished, rather than filed with, the SEC, that information or exhibit is specifically not incorporated by reference in this document.

You may obtain copies of these documents, other than exhibits, free of charge on our website, www.icdrilling.com, as soon as reasonably practicable after they have been filed with the SEC and through the SEC’s website, www.sec.gov. You may also obtain such documents by submitting a written request either to Investor Relations, Independence Contract Drilling, Inc., 20475 State Highway 249, Suite 300, Houston, TX 77070 or to investor@icdrilling.com, or an oral request by calling the Company’s Investor Relations group at (281) 598-1230.

You should rely only on the information contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide you with information that is different from the information contained in this proxy statement. This proxy statement speaks only as of its date unless the information specifically indicates that another date applies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information filed by us at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1800-SEC-0330 for further information on the public reference rooms. You may also obtain copies of these reports, proxy statements and other documents at the SEC’s website, the address of which is http://www.sec.gov. Reports, proxy statements and other information concerning the Company also may be inspected at the offices of the New York Stock Exchange, which is located at 20 Broad Street, New York, New York 10005.

OTHER MATTERS ARISING AT THE SPECIAL MEETING

The matters referred to in the Notice of Special Meeting and described in this proxy statement are, to the knowledge of our Board, the only matters that will be presented for consideration at the Special Meeting. If any other matters should properly come before the Special Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company, and in addition to soliciting stockholders by mail through its regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have ICD common stock registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by certain outside proxy solicitation services may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In some cases, only one copy of the proxy statement is being delivered to multiple stockholders sharing an address. However, this delivery method, called “householding,” is not being used if we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of the proxy statement was delivered. To request a separate delivery of the proxy statement now or in the future, a stockholder may submit a written request either to Investor Relations, Independence Contract Drilling, Inc., 20475 State Highway 249, Suite 300, Houston, TX 77070 or to investor@icdrilling.com or an oral request by calling the Company’s Investor Relations group at (281) 598-1230. Additionally, any stockholders who are presently sharing an address and receiving multiple copies of the proxy statement and who would prefer to receive a single copy of such materials may instruct us accordingly by directing that request to the Company in the manner provided above.

OTHER BUSINESS

Our Board knows of no business that will be presented for consideration at the Special Meeting other than those items stated above. If any other business should come before the Special Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies of what they consider to be in the best interests of the Company. The accompanying proxy card confers discretionary authority to act with respect to any additional matters that may come before the Special Meeting or any adjournment or postponement thereof. Although representatives of the auditors will not be at the meeting, they will be available to participate by telephone, if needed.

ANNEX A

CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF INDEPENDENCE CONTRACT DRILLING, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

Independence Contract Drilling, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST: That the name of this corporation is Independence Contract Drilling, Inc. (the “Corporation”) and that the Corporation was originally incorporated pursuant to the DGCL on November 4, 2011 under the name Independence Contract Drilling, Inc.

SECOND: That the Board of Directors of the Corporation duly adopted resolutions setting forth the proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED:

The first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of this Corporation be amended and restated to read in its entirety as follows:

“1. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of stock which the Corporation shall have the authority to issue is 60,000,000 consisting of 50,000,000 shares of Common Stock, with a par value of $.01 per share and 10,000,000 shares of Preferred Stock, with a par value of $.01 per share. Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at any meeting of stockholders; provided, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including, but not limited to, any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.”

RESOLVED:

Article IV of the Amended and Restated Certificate of Incorporation of this Corporation be amended to add the following paragraph as follows:

“4. Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each share of Common Stock, either issued and outstanding or held by the Corporation as treasury stock, in each case immediately prior to the Effective Time (the “Old Common Stock”), shall be automatically reclassified as and converted into [1/10 to 1/20] of a fully paid and nonassessable share of Common Stock (the “New Common Stock”). No fractional shares of the New Common Stock shall be issued in connection with the Reverse Stock Split. The Company will pay cash in lieu of any fractional shares. Cash paid in lieu of any fractional shares shall be determined based on the average closing market price of the

A-1

Old Common Stock on the New York Stock Exchange (or if the Old Common Stock does not remain listed thereon, on the principal securities exchange or quotation service for the Old Common Stock, as determined by the Board of Directors of the Corporation) for the ten trading days immediately preceding the day of the Effective Time, with payment for each one-tenth of a share of New Common Stock being equal to the average closing price of one share of Old Common Stock on the New York Stock Exchange (or if the Old Common Stock does not remain listed thereon, on the principal securities exchange or quotation service for the Old Common Stock, as determined by the Board of Directors of the Corporation). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock, shall from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which such shares of Old Common Stock shall have been reclassified pursuant to this Certificate of Amendment.”

THIRD: That thereafter said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of the stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

IN WITNESS WHEREOF, Independence Contract Drilling, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this                  day of                     , 2020.

By:
J. Anthony Gallegos, Jr.
Chief Executive Officer

A-2

INDEPENDENCE CONTRACT DRILLING, INC.

20475 State Highway 249, Suite 300

Houston, TX 77070

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on February 5, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on February 5, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1 and 2.		For	Against	Abstain
1	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a one-time reverse stock split (the “Reverse Split Amendment”) of common stock at a ratio of 1 share-for-10 shares up to a ratio of 1 share-for-20 shares, which ratio will be selected by the Company’s Board of Directors and set forth in a public announcement, together with a reduction in the authorized number of shares of the Company’s common stock from 200,000,000 shares to 50,000,000 shares (the “Reverse Split Proposal”).	☐	☐	☐

2	The adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1 (the Reverse Split Proposal).	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.			☐
(see reverse for instructions)	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Dear Stockholder,

Independence Contract Drilling, Inc. encourages you to take advantage of the convenient ways by which you can vote these shares. You can vote these shares 24 hours a day, 7 days a week, using either a touch-tone telephone or through the Internet. Your telephone or Internet vote authorizes the named proxies on this proxy/voting instruction card to vote in the same manner as if you marked, singed, dated and returned the proxy/voting instruction card. If you choose to vote these shares by telephone or the Internet, there is no need to mail back your proxy/voting instruction card. To vote the shares by telephone or via the Internet, please have this proxy/voting instruction card in hand and follow the instructions on the reverse side.

Your vote is important. Thank you for voting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement and other documents provided with or incorporated by reference into the Proxy Statement are available at www.proxyvote.com. If you do not vote via the Internet or telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Independence Contract Drilling, Inc. Special Meeting of Stockholders to be held on February 6, 2020:

The Notice of the Special Meeting and Proxy Statement are available at www.proxyvote.com

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INDEPENDENCE CONTRACT DRILLING, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON February 6, 2020 AT 9:00 AM LOCAL TIME

The undersigned hereby constitutes and appoints J. Anthony Gallegos, Jr. and Philip A. Choyce, and each of them, the attorneys and proxies of the undersigned with the full power of substitution to appear and to vote all of the shares of common stock of Independence Contract Drilling, Inc., held of record by the undersigned on February 6, 2020, as if personally present at the Special Meeting of Stockholders to be held on February 6, 2020, and any adjournment or postponement thereof, as designated on the reverse.

Each signatory to this proxy acknowledges receipt from Independence Contract Drilling, Inc., prior to execution of this proxy, of a notice of Special Meeting of Stockholders and a Proxy Statement dated December 27, 2019.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors, as noted on the reverse. This proxy also delegates discretionary authority to vote upon such other matters as may properly come before the Special Meeting and at any adjournment or postponement thereof. Please see the accompanying proxy statement for additional details.

YOU ARE URGED TO DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE SPECIAL MEETING. THIS PROXY MUST BE RECEIVED BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED OR ELECTRONICALLY VIA THE INTERNET AT WWW.PROXYVOTE.COM OR BY PHONE AT 1-800-690-6903.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side